UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 28, 2010

GOLD HORSE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Florida	0-30311	22-3719165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 31 Tongdao South Road, Hohhot, Inner Mongolia, China	010030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	86(471)339-7999

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 28, 2010, Gold Horse International, Inc announced its financial results for the three and nine months ended March 31, 2010. A copy of the press release is filed as Exhibit 99.1 to this report.

On June 1, 2010, Gold Horse International, Inc. announced that it has reached an agreement with existing convertible note holders to convert their notes into common stock. A copy of the press release is filed as Exhibit 99.2 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued May 28, 2010

99.2	Press release issued June 1, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLD HORSE INTERNATIONAL, INC.

Date: June 8, 2010	By:	/s/ Liankuan Yang
Liankuan Yang,
Chief Executive Officer